ROYALTY SHARING AGREEMENT

         This ROYALTY SHARING AGREEMENT (the "Agreement"), is entered into as of this 30th day of September 2000, by and among AMERIHOST PROPERTIES, INC., a Delaware corporation ("API"), CENDANT FINANCE HOLDING CORPORATION, a Delaware corporation ("Cendant") and AMERIHOST FRANCHISE SYSTEMS, INC., a Delaware corporation (the "Buyer").

         WHEREAS, pursuant to an Asset Purchase Agreement among API, Cendant, the Buyer and others, dated as of August 17, 2000 (the "Asset Purchase Agreement"), API and certain of its subsidiaries have transferred to Cendant or the Buyer (together with AmeriHost Franchise Systems, Inc. and their respective affiliates, collectively, the "Cendant Parties") certain assets relating to the franchising of a hotel system under the AmeriHost Inn(R), AmeriHost Inn and SuitesSM, AmeriHost HotelSM, AmeriHost SuitesSM and any other proprietary brands of the Parent or any of its subsidiaries trademarks (the "Brands") and

         WHEREAS, as a condition to the closing of the transactions contemplated by the Asset Purchase Agreement, the parties hereto are required to enter into this Agreement, which provides for, among other things, the delivery of certain contingent payments.

         NOW, THEREFORE, in consideration of the foregoing and the mutual representations, warranties, covenants and agreements contained herein, and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, and subject to the terms and conditions hereof, the parties intending to be legally bound, hereby agree as follows:

         Section 1.        Brand Royalty Sharing Payments.
                           ------------------------------

         (a) With respect to all Brand Royalties (as defined below) received by the Cendant Parties, Cendant shall pay to API an amount equal to [ECONOMIC TERMS OMITTED] of such Brand Royalties (subject to Section 2 below). Payments of Brand Royalties to API pursuant hereto shall be made on a monthly basis within thirty
(30) days after the end of (i) the calendar month in which an amount first becomes owing under this Section 1(a) and (ii) each calendar month thereafter. Notwithstanding anything set forth herein to the contrary, for a period of twenty four months from the date hereof, any facility operating under any of the then-current proprietary brands of Cendant or its subsidiaries which coverts to one of the Brands shall be excluded from the calculation of Brand Royalties for the remainder of the term of this Agreement.

         (b) For purposes of this Agreement, the following terms shall mean:

         (i) "Brand Royalties." For a particular period, the royalty revenues (calculated as a share of Gross Room Revenues (as defined below)) received by the Cendant Parties for all hotels operating under any of the Brands or any other brands incorporating the "AmeriHost" name or any derivation thereof during such period. Brand Royalties shall not include fees received for marketing and reservation services.

         (ii) "Gross Room Revenue." The gross receipts attributable to or payable for the rental of guest sleeping rooms at a particular facility operated under any of the Brands, including


CONFIDENTIAL TREATMENT REQUESTED FOR PORTIONS OF THIS DOCUMENT. PORTIONS FOR WHICH CONFIDENTIAL TREATMENT IS REQUESTED ARE DENOTED BY [ECONOMIC TERMS OMITTED]. MATERIAL OMITTED HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

without limitation the net proceeds of use and occupancy and business interruption, rent loss or similar insurance with respect to such facility; provided however that insurance proceeds shall be included in Gross Room Revenue only when and to the extent actually received, and for purposes of this Section 1, shall not exceed the amount of gross receipts reasonably estimated to have been lost as a result of the event that gave rise to payment of insurance proceeds. Gross Room Revenue shall not include Federal, state and local taxes or fees collected by the franchisee of such facility for transmittal to the appropriate taxing authority.

         Section 2.  Development  and  Collection  Efforts;  Rights of  Set-Off.
Cendant shall utilize commercially reasonable efforts (i) to pursue the development of the Brands, provided that Cendant shall not be obligated to pursue development of the AmeriHost Inn & SuitesSM Brand and (ii) to collect on a timely basis all Brand Royalties due and owing. Amounts collected shall first be allocated to reimburse the costs of collection, then to reimburse marketing and reservation fees and commissions paid to third parties on behalf of the account debtor, then to Brand Royalties. Cendant shall have the right to set-off against amounts due API pursuant hereto the obligations of API to repay any Repayment Amounts (as defined in the Development Agreement) due to Cendant or its subsidiaries pursuant to the Development Agreement among Cendant, API and others, dated the date hereof (the "Development Agreement).

         Section 3. Reports. With each payment made pursuant to Section 1 above, Cendant shall deliver to API a report detailing the calculation of such payment made by Cendant for the period in question. Cendant shall cause each such report to be certified by Cendant's chief financial officer (or such other corporate officer as Cendant may designate) as being true, correct, and complete.

         Section 4. Withholding. If a payment due under this Agreement is subject to withholding or other income taxes under applicable legal requirements or U.S. laws, the withholding party shall promptly deliver to the other party receipts of tax authorities or other suitable documentation for all taxes paid or withheld. The withholding party shall take all reasonable steps to assist the other party in obtaining any tax credit which may be due to such other party with respect to any withholding taxes.

         Section 5. Records and Audit. Cendant shall keep true and accurate books of account and shall keep and maintain all records, documents, and other instruments relating to Brand Royalties (the "Cendant Material Records") in such detail as to enable API to ascertain the amounts due under this Agreement. API may designate a firm of certified or charted public accountants, reasonably acceptable to Cendant, for the purpose of auditing the Cendant Material Records. During the Term and for a period of one hundred eighty (180) days after the end of the Term, such accountants may audit the Cendant Material Records during Cendant's normal business hours upon prior written notice to Cendant. API shall pay for the cost of the audit unless Cendant has, in its reports submitted under
Section 3 above,  understated by more than five



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


percent (5%) the amounts payable to API pursuant to Section 1 above. In the event of such an understatement, Cendant shall pay for such accountants' reasonable audit costs.

         Section 6.        Brand Merger; Dispute Resolution.
                           --------------------------------

         (a) In the event that Cendant intends to merge any of the Brands with any of the then-current proprietary brands of Cendant or its subsidiaries (the "Brand Merger"), Cendant shall provide API with written notice of such intent. Cendant and API shall negotiate in good faith in order to determine the appropriate percentage of royalties to be paid to API with respect to such merged brand. If Cendant and API are unable to agree as to such revised royalty payment, then the dispute shall be settled, prior to the implementation of any Brand Merger, by arbitration in accordance with the Commercial Arbitration Rules of the American Arbitration Association then in effect, except as modified herein (the "Rules"). The arbitration shall be held, and the award shall be issued in the State of Delaware.

         (b) There shall be one neutral arbitrator. The parties shall have thirty (30) days from the receipt by the respondent of the notice of arbitration to agree on an arbitrator. If the arbitrator is not appointed within the time limit provided herein, such arbitrator shall be appointed by the American Arbitration Association by using a list striking and ranking procedure in accordance with the Rules. Any arbitrator appointed by the AAA shall be a retired judge or a practicing attorney with no less than fifteen years of experience and an experienced arbitrator.

         (c) The hearing shall be held, if possible, no later than four (4) months after the appointment of the arbitrator. The arbitrator shall be required to follow the law of the state designated by the parties herein.

         (d) Within thirty days after the close of the arbitration hearing, the arbitrator shall issue a provisional award ("Provisional Award"). The Provisional Award shall be a reasoned award stating the findings and conclusions on which it is based. At the sole election of Cendant, which election must be made within thirty 30 days of receipt by Cendant of a copy of the Provisional Award, Cendant, by notice to API and the arbitrator in writing ("Notice of Non-Merger") may elect not to go forward with the Brand Merger. If Cendant does not timely give Notice of Non-Merger, the Provisional Award shall become a final award (the "Default Final Award"). In the event of a timely Notice of Non-Merger, all the costs of the arbitration, including the reasonable costs and attorneys' fees of API (the "Costs"), shall be paid by Cendant. If Cendant timely gives Notice of Non-Merger, API shall submit evidence of Costs to the arbitrator and the arbitrator shall enter a final award (the "Non-Merger Final Award") providing that (i) the Costs shall be paid by Cendant and (ii) that Cendant has the sole and exclusive right to determine to go forward with the Brand Merger at any time after the issuance of the Non-Merger Final Award; provided, however, that (x) Cendant must so notify API prior to implementation of the Brand Merger; (y) if Cendant notifies API of its intent to go forward with the Brand Merger within one year of the date of issuance of the Non-Merger Final Award,



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


Cendant and API shall be bound by the terms of the Provisional Award as a final award and (z) if Cendant notifies API more than one year after the issuance of the Non-Merger Final Award, then Cendant and API shall utilize this Section 6 to settle any subsequent dispute regarding royalties due to API following the Brand Merger. Any final award shall be binding on the parties and judgment upon any final award may be entered in any court having jurisdiction thereof.

         Section 7. Term. Except as otherwise specified, the term of this agreement (the "Term") begins on the date of this Agreement and ends on the twenty-five (25) year anniversary of the date hereof. None of the parties hereto is obligated under this Agreement to make any payments for any period after the end of the Term.

         Section 8. Notices. Any notice required or permitted by this Agreement must be in writing and must be sent by facsimile, by nationally recognized commercial overnight courier, or mailed by United States registered or certified mail, addressed to the other party at the address below or to such other address for notice (or facsimile number, in the case of a notice by facsimile) as a party gives the other party written notice of in accordance with this Section 8. Any such notice will be effective as of the date of receipt:

      if to Cendant:                           if to API:

      Cendant Corporation                      Amerihost Properties, Inc.
      6 Sylvan Way                             2355 South Arlington Heights Road
      Parsippany, New Jersey  07054            Suite 400
      Telecopy:  973-496-5331                  Arlington Heights, Illinois 60005
      Attn:  Senior Vice President - Legal     Telecopy:  847-228-5409
                                                  Attn:  President

         Section 9. Relationship of the Parties. This Agreement does not create any relationship of agency, partnership, or joint venture between the parties. API, Cendant and their respective subsidiaries are independent contractors. Nothing in this Agreement makes any party a general or special agent, legal representative, subsidiary, joint venture, partner, fiduciary, employee, or servant of another party for any purpose. None of the parties hereto shall misrepresent the relationship between them or make any express or implied agreement, guaranty, or representation, or incur any debt or obligation, in the name or on behalf of the other. No party shall have any liability under any agreement, obligation, or representation made by another party in violation of the preceding sentence.

         Section 10. Counterparts. This Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original, and all of which, taken together, are deemed to be one and the same document.

         Section 11. Interpretation. The headings of the sections and paragraphs of this Agreement are inserted for convenience of reference only and in no way restrict or otherwise modify any of the terms or provisions of this Agreement. The use of the words "include," "includes," and "including" followed by one or more examples is intended to be illustrative and does not limit the scope of the description or term for which the examples are provided.



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

         Section 12. Third Party Beneficiaries. This Agreement shall not benefit or create any right or cause of action in or on behalf of any person other than the parties hereto; provided, however, that this Agreement will be binding upon, inure to the benefit of, and be enforceable by, the parties and their respective successors and permitted assigns.

         Section 13. Entire Agreement. This Agreement constitutes the entire agreement of the parties relating to the subject matter hereof and supersede other prior agreements and understandings between the parties both oral and written regarding such subject matter.

         Section 14. Severability. Any provision of this Agreement that is held by a court of competent jurisdiction to violate any applicable law or regulation shall be limited or nullified only to the extent necessary to bring the Agreement within the requirements of such law.

         Section 15. Governing Law; Consent to Jurisdiction. This Agreement shall be governed by, enforced under and construed in accordance with the laws of the State of Delaware, without giving effect to any choice or conflict of law provision or rule thereof. Each of the parties hereto irrevocably submits to the exclusive jurisdiction of (a) the state courts of the State of Delaware, and (b) the United States District Court for the State of Delaware, for the purposes of any suit, action or other proceeding arising out of this Agreement or any transaction contemplated hereby. Each of the parties hereto further agrees that service of any process, summons, notice or document by U.S. registered mail to such party's respective address set forth above shall be effective service of process for any action, suit or proceeding in Delaware with respect to any matters to which it has submitted to jurisdiction in this Section 14. Each of the parties hereto irrevocably and unconditionally waives any objection to the laying of venue of any action, suit or proceeding arising out of this Agreement or the transactions contemplated hereby in (i) the state courts of the State of Delaware, or (ii) the United States District Court for the State of Delaware, and hereby and thereby further irrevocably and unconditionally waives and agrees not to plead or claim in any such court that any such action, suit or proceeding brought in any such court has been brought in an inconvenient forum.

         Section 16. Expenses. Except as set forth in Section 6, the prevailing party in any suit or other action arising out of or related to this Agreement shall be entitled to recover from the other party all reasonable fees, costs, and expenses incurred by the prevailing party in connection with the action, including reasonable judicial and extra-judicial attorneys' fees, expenses, and disbursements, and fees, costs, and expenses relating to any mediation or appeal.

         Section 17. Waiver and Modification. No term or condition in this Agreement is waived or modified unless a writing doing so is signed by the Party against whom enforcement of the waiver or modification is sought.

         Section 18. Assignment. Neither this Agreement nor any of the rights, interests or obligations hereunder shall be assigned by any of the parties hereto (whether by operation of law or otherwise) without the prior written consent of the other parties, except that (a) this Agreement and the rights, interests and obligations of Cendant may be assigned by Cendant to an affiliate of Cendant without the consent of API provided that such assignment shall not relieve Cendant of its obligations hereunder and (b) in the event that API sells substantially all of its assets to a third party, this Agreement and the rights, interests and obligations of API shall be




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

assigned by API to the purchaser and the consent of Cendant shall not be required. Failure by API to assign this Agreement in accordance with the preceding sentence shall be deemed to be a material default hereunder. Subject to the preceding sentence, this Agreement will be binding upon, inure to the benefit of and be enforceable by the parties and their respective successors and assigns.




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

         IN WITNESS WHEREOF, each of the undersigned has caused this Agreement to be duly signed as of the date first above written.


                                            AMERIHOST FRANCHISE SYSTEMS, INC.



                                            By:  /s/ Joel R. Buckberg
                                                 -------------------------------
                                            Name:  Joel R. Buckberg
                                            Title: Executive Vice President


                                            CENDANT FINANCE HOLDING CORPORATION



                                            By:  /s/ Joel R. Buckberg
                                                 -------------------------------
                                            Name:  Joel R. Buckberg
                                            Title: Executive Vice President


                                            AMERIHOST PROPERTIES, INC.



                                            By:  /s/ Michael P. Holtz
                                                 -------------------------------
                                                     Michael P. Holtz, President